UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

MITEL NETWORKS CORPORATION

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Additional Information and Where to Find It

This communication may be deemed to be solicitation in respect of the arrangement. In connection with the arrangement, Mitel intends to file relevant materials with the SEC and Canadian securities regulatory authorities, including Mitel’s proxy statement on Schedule 14A and proxy circular. MITEL SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES, INCLUDING MITEL’S PROXY STATEMENT AND PROXY CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website at www.sec.gov and the Canadian Securities Administrators’ website at www.sedar.com, and Mitel shareholders will receive information at an appropriate time on how to obtain documents free of charge from Mitel, which are not currently available.

Mitel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Mitel common shares in respect of the arrangement. Information about Mitel’s directors and executive officers is set forth in the proxy statement and proxy circular for Mitel’s 2018 Annual General Meeting of Shareholders, which was filed with the SEC and Canadian securities regulatory authorities on March 29, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and proxy circular regarding the arrangement when it becomes available.

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the ability to obtain required regulatory, shareholder and court approvals for the arrangement, the timing of obtaining such approvals and the risk that such approvals may not be obtained in a timely manner or at all, and the risk that such approvals may be obtained on conditions that are not anticipated; the risk that the conditions to the arrangement are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the ability to achieve the expected benefits of the transaction; the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel, Inc. (“ShoreTel”) and the ability to recognize the anticipated benefits from the acquisition of ShoreTel; the anticipated size of the markets and continued demand for Mitel’s products and services; the impact of competitive products and pricing and disruption to the combined business that could result from the acquisition of ShoreTel; access to available financing on a timely basis and on reasonable terms; risks associated with the non-cash consideration received by Mitel in connection with the divestment of Mitel’s mobile business unit; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC and Canadian securities regulatory authorities on February 28, 2018. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

This filing consists of: (a) message to employees from Rich McBee, Chief Executive Officer & President of Mitel Networks Corporation (“Mitel”); (b) Mitel Employee FAQs; and (c) tweet from official Mitel account.

From:	Message from Rich McBee

To:	All Mitel Employees Globally

Date:	Tuesday, April 23, 2018

Subject:	Mitel Announces Definitive Agreement to Be Acquired and Go Private

Moments ago we announced that Mitel has signed a definitive agreement to be acquired by affiliates of Searchlight Capital Partners <link to press release>, a strategic transaction that, when completed, will enable us to operate as a private company. This is a deliberate, strategic choice that we are making to shift our ownership structure from public to private, which will give us breathing room and flexibility to execute our strategy. As a private company, and with the strategic and capital support of the Searchlight funds, Mitel will have greater flexibility to manage the transition in our market, accelerate our strategy, and drive the next phase of growth for our customers, partners, and employees.

This announcement is a strong validation of our strategic plan to take the global business communications market to the cloud. Searchlight is a leading private investment firm with investments in North America and Europe. Its funds partner with leading corporations and businesses where its capital and strategic support can enhance value. The Searchlight funds are investing in Mitel to be part of the global market transition from on-site to cloud-based communications.

“Mitel is a legendary global technology brand with world-class management, a culture of innovation and a clear strategy to build a strong cloud-first business in a market still in the relatively early stages of migrating. We want to be part of that, and we are excited to work with the Mitel team to help take the global business communications market to the cloud.”

Andrew Frey, Partner, Searchlight Capital Partners

I know this news that we are being acquired and about to become a private company may come as a surprise to you, especially because we have been so active in consolidating the market ourselves. Our company’s journey over the past 45 years has seen us shift between private and public ownership multiple times and for a variety of reasons. Each turn was with the goal of driving us forward and to the future. Today’s announcement is designed to do that again – this time into a future where we not only provide customers with the best path to the cloud, but we also help them digitally transform their businesses by providing new applications that create awesome experiences for their customers.

For some, working in a private company will be a new experience. For many – including those who worked for Mitel prior to our IPO in 2010, and those who joined Mitel from other private businesses – it will be a familiar experience. For all of us, it is an exciting next phase on our path to the cloud.

I will talk more about this ownership transition, our near-term next steps, and our long-term opportunity during tomorrow’s town hall. Until then, these are the most important things I want you to know:

•	This is an ownership change – from a publicly traded company with thousands of shareholders to a privately held company. It is that simple.
•	We are not being merged with another entity or being integrated into another company.
•	We will have the same leadership team, same strategy, same portfolio, same brand.
•	Our goals, objectives and deliverables are the same.
•	For Mitel customers, partners and all of us as employees, it is business as usual!

With your support, dedication and commitment, Mitel has emerged as a world leader that every day helps businesses communicate and collaborate seamlessly. Together, and with our new partners at the Searchlight funds, we will continue to help companies of all sizes realize the benefits cloud can bring to their businesses.

We expect the transaction to close in the second half of this year. I want to remind you that this is a proposed transaction and it is subject to the satisfaction of customary closing conditions. All employees are reminded that we must not talk about or comment about this deal to anyone outside the company, including on social media. Do not comment, post, tweet or retweet at all.

I look forward to talking with you further during the Town Hall tomorrow. In the meantime, I encourage to read the employee FAQs related to today’s announcement, which are posted on InsideMitel <link to FAQs.> If you have any questions, please reach out to your manager or to me directly, or send your question to whatisthedeal@mitel.com.

Rich

<insert webcast details>

Additional Information and Where to Find It

This communication may be deemed to be solicitation in respect of the arrangement. In connection with the arrangement, Mitel intends to file relevant materials with the SEC and Canadian securities regulatory authorities, including Mitel’s proxy statement on Schedule 14A and proxy circular. MITEL SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES, INCLUDING MITEL’S PROXY STATEMENT AND PROXY CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE

ARRANGEMENT. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website at www.sec.gov and the Canadian Securities Administrators’ website at www.sedar.com, and Mitel shareholders will receive information at an appropriate time on how to obtain documents free of charge from Mitel, which are not currently available.

Mitel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Mitel common shares in respect of the arrangement. Information about Mitel’s directors and executive officers is set forth in the proxy statement and proxy circular for Mitel’s 2018 Annual General Meeting of Shareholders, which was filed with the SEC and Canadian securities regulatory authorities on March 29, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and proxy circular regarding the arrangement when it becomes available.

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the ability to obtain required regulatory, shareholder and court approvals for the arrangement, the timing of obtaining such approvals and the risk that such approvals may not be obtained in a timely manner or at all, and the risk that such approvals may be obtained on conditions that are not anticipated; the risk that the conditions to the arrangement are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the ability to achieve the expected benefits of the transaction; the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel and the ability to recognize the anticipated benefits from the acquisition of ShoreTel; the anticipated size of the markets and continued demand for Mitel’s products and services; the impact of competitive products and pricing and disruption to the combined business that could result from the acquisition of ShoreTel; access to available financing on a timely basis and on reasonable terms; risks associated with the non-cash consideration received by Mitel in connection with the divestment of Mitel’s mobile business unit; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC and Canadian securities regulatory authorities on February 28, 2018. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

FINAL

Mitel Employee FAQs

Mitel Enters Into Definitive Agreement to be Acquired by Affiliates of Searchlight Capital Partners for US $2.0 Billion

[see April 24, 2018 Mitel press release]

IMPORTANT Between now and the close of this proposed agreement – which is expected to close in the second half of 2018 – it’s important to carefully manage communication with employees, customers, partners, investors, analysts, user group members, media, and others.

•	Everything we can share with you at this point is in the employee announcement, the press release and this FAQ document.

•	This proposed transaction primarily involves a change of ownership. For all of us in the company, and for our partners, customers, and suppliers, it is business as usual. The most important thing employees can do is stay focused and continue to deliver on our commitments to our customers and to each other.

•	Do not share this FAQ document or talk about this proposed transaction externally, except for what has already been publicly disclosed. When in doubt, the approach should be to not comment.

NO SOCIAL: DO NOT comment, post, or retweet at all.

•	If you are contacted by partners, customers, or suppliers and are in doubt about how to answer their questions, direct them to:
•	Customers: Todd.Abbott@mitel.com Jeremy.Butt@mitel.com or Don.Schleicher@mitel.com
•	Partners: Michael.Conlon@mitel.com or Richard.Roberts@mitel.com
•	Suppliers: Michael.Wei@mitel.com

•	If you are contacted by anyone else outside the company for comment, please direct them to: Amy MacLeod, VP Corporate Communications, at amy.macleod@mitel.com

•	Employees should watch their email and InsideMitel, and talk to their managers if they have any further questions or concerns. Employees can also send questions to whatisthedeal@mitel.com

Mitel Proprietary Information •	For Internal Use

1.	What did Mitel announce?

•	Mitel has announced that it has entered into a definitive agreement to be acquired by an investor group led by affiliates of Searchlight Capital Partners for US $2.0 billion.

•	The purchase price represents a 24% premium over the 90-calendar-day volume-weighted average price of Mitel common shares through April 23, 2018, and provides immediate and certain cash value to Mitel shareholders.

•	Upon the closing of the transaction, expected to take place during the second half (2H) of this year, Mitel shareholders will receive $11.15 in cash for each common share of Mitel held.

•	Upon completion of the transaction, which remains subject to customary closing conditions, Mitel will become a privately held company, which means we will no longer be traded on the Nasdaq or TSX exchanges.

2.	Why is Mitel being acquired?

•	Mitel believes that the transaction will be a smart, strategic move for our business as we focus on driving the next phase of growth for our customers, partners, and employees.

•	As a private company, and with the strategic and capital support of the Searchlight funds, Mitel will have additional flexibility to manage the transition in our market and accelerate our move-to-the-cloud strategy.

•	This move represents an exciting next step in Mitel’s transformation as a leader in the largest markets in the world.

3.	Who is Searchlight Capital Partners?

•	Searchlight is a leading, global private investment firm operating across Europe and North America.

•	The Searchlight funds invest in businesses where its long-term capital and strategic support can accelerate the creation of value.

4.	How do the Searchlight funds benefit from acquiring Mitel?

•	The Searchlight funds recognize Mitel as having world-class management, a talented workforce, a culture of innovation and a clear strategy to build significant business value in a market that is in the early stages of migrating to cloud communications.

•	Searchlight shares Mitel’s vision for our company and is committed to advancing our longer-term strategic plan.

•	The acquisition by Searchlight is a strong affirmation of Mitel’s value and industry leadership.

5.	What does the ‘going private’ process involve? What changes can we expect when Mitel becomes a private company?

Mitel Proprietary Information •	For Internal Use

•	Once the transaction closes, expected during the second half of 2018, the company ownership will change from publicly held to privately held by an investor group led by affiliates of Searchlight Capital Partners.

•	Mitel will be delisted from the Nasdaq and the TSE and our stock will cease trading. We will continue to do business as usual but as a privately held company.

•	The Mitel Board of Directors will be restructured to reflect new ownership.

•	No other changes. For employees, customers, partners, suppliers, it is business as usual. Same team. Same strategy. Same portfolio. Same objectives.

6.	What is the 45-day go-shop process?

•	The arrangement agreement includes a 45-day “go-shop” period, which permits Mitel’s Board of Directors and advisors to actively solicit, evaluate and potentially enter into negotiations with parties that make alternative acquisition proposals through such period. There can be no assurance that this process will result in a superior offer

7.	Will there be changes to the management team? Company name? Brand?

•	It is business as usual.

8.	Is this announcement good news for employees, customers, the business, partners?

•	We believe that the announcement is good news for all stakeholders in Mitel.

•	The proposed transaction is simply a change in company ownership. At the same time, it is a strong show of confidence by a leading global investor that Mitel has a strong vision and strategy along with a talented team able to execute so we can take advantage of the significant market opportunity ahead.

•	We expect minimal business impact or operational changes for Mitel customers, partners and employees.

•	The single biggest change will be our ability to accelerate our move-to-the-cloud strategy, because as a private company we will have new flexibility to execute quickly and focus on growing our business over the longer term. In fact, the additional flexibility we will gain will enable us to:

o	peed our ability to innovate and introduce new products and features;

o	expand services in existing Mitel markets;

o	increase our focus on customer experience;

o	improve our pre- and post-sales go-to-market capabilities; and

o	make longer-term portfolio and services investments.

9.	Will there be staff layoffs or staffing changes at Mitel related to taking the company private? Will any functions or activities no longer be required once we become a privately held company?

•	The move to take the company private is not about cutting staff. Rather, it is about gaining greater operational flexibility to execute our strategy quickly and focus on growing the business over the longer term.

•	In addition, as a private company we will no longer be required to invest significant resources – time and money – on the regulatory and reporting requirements associated with being a public

Mitel Proprietary Information •	For Internal Use

company, which will free up that time and money to invest in the business and focus on long-term goals.

10.	Will I still be an employee of Mitel? Or will I become an employee of Searchlight?

No change. You will continue to be an employee of Mitel.

11.	What will this news mean for my job?

•	Until the closing, your job, employment status, compensation, vacation entitlement, benefits, incentive programs, and sales commission if applicable will not be affected.

•	Other than this proposed change to company ownership, it is business as usual across the board.

•	Same team. Same strategy. Same portfolio.

•	We expect the proposed transaction to close during the second half of 2018.

•	We all must stay focused on meeting our deadlines, customer commitments and targets.

•	If you have any questions, please ask your manager. Employees can also reach out to the integration team with any question related to this proposed transaction, by sending an email to whatisthedeal@mitel.com

12.	How will going private affect our profit share plan and overall profit share target?

•	No change to the profit share plan.

•	Our 2018 profit share target remains unchanged.

13.	When Mitel becomes private and no longer has to file quarterly earnings reports, how will employees know how well the business is doing?

•	Our objectives are still our objectives. Our revenue targets remain in place. Achieving our targets and deliverables are what our new owner will be expecting. We will still report our progress as a business, but instead of reporting our numbers publicly, we will report them to our new owner.

14.	How will working for private company Mitel be different than working for public company Mitel? Will there be the same career advancement opportunities? Same pay structures and bonus / incentive programs? Same ability to attract top talent?

•	Mitel prides itself on being a company that attracts the best people and is a place where employees want to work. Mitel remains committed to continuing to enhance our work environment, listening to employees and meeting their needs, and ensuring employees’ success here at Mitel, regardless of whether we are a public or private company,

•	Many of the world’s best companies to work for are private companies. In fact, private companies routinely make the Fortune and Forbes lists of the best places to work.

15.	How will going private change our current company culture?

•	The ownership status of Mitel is not seen as having an impact on our culture, or the way we work and collaborate within and across our teams.

•	Mitel has a rich heritage in the industry and is committed to providing customers with innovative, best-in-class products, support and services. This dedication continues to drive our company’s culture, whether we are privately owned or publicly held.

Mitel Proprietary Information •	For Internal Use

16.	What happens next?

•	It is business as usual. Everyone should stay focused on doing their jobs, executing to plan, and meeting objectives. It is critical that we work to deliver the quarter and drive our current business.

•	The management team and our Integration Management Office (IMO) will prepare for the anticipated close, expected during the second half of 2018.

17.	How do I deal with questions from my partners, customers, suppliers or other contacts?

•	It remains business as usual for customers, partners, suppliers, employees. There are no changes to programs or activities as a result of Mitel’s announcement about this proposed change of ownership.

•	If any questions, please refer them to:

o	Customers: Todd.Abbott@mitel.com Jeremy.Butt@mitel.com or Don.Schleicher@mitel.com

o	Partners: Michael.Conlon@mitel.com or Richard.Roberts@mitel.com

o	Suppliers: Michael.Wei@mitel.com

•	Proper communication of this announcement outside the company, including to press, customers, investors, partners and others, is critical. Announcements such as this can be misinterpreted, and competitors will try to spin this to create uncertainty among customers.

•	It is imperative that all employees refrain from commenting on the transaction to anyone outside the company. No one other than approved external spokespeople should respond or comment to people outside Mitel.

•	In the period between now and the closing of the proposed transaction, you can use only the information that is in the public domain, such as the announcement press release. You can also refer to and be informed by these FAQs, but do not share them.

•	If you are unsure about how to deal with a question, please escalate any queries to your immediate manager or team leader, or to the approved external spokespeople identified at the top of this document.

Additional Information and Where to Find It

This communication may be deemed to be solicitation in respect of the arrangement. In connection with the arrangement, Mitel intends to file relevant materials with the SEC and Canadian securities regulatory authorities, including Mitel’s proxy statement on Schedule 14A and proxy circular. MITEL SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES, INCLUDING MITEL’S PROXY STATEMENT AND PROXY CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website at www.sec.gov and the Canadian Securities Administrators’ website at www.sedar.com, and Mitel shareholders will receive information at an appropriate time on how to obtain documents free of charge from Mitel, which are not currently available.

Mitel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Mitel common shares in respect of the arrangement. Information about Mitel’s directors and executive officers is set forth in the proxy statement and proxy circular for Mitel’s 2018 Annual General Meeting of Shareholders, which was filed with the SEC and Canadian securities

Mitel Proprietary Information •	For Internal Use

regulatory authorities on March 29, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and proxy circular regarding the arrangement when it becomes available.

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the ability to obtain required regulatory, shareholder and court approvals for the arrangement, the timing of obtaining such approvals and the risk that such approvals may not be obtained in a timely manner or at all, and the risk that such approvals may be obtained on conditions that are not anticipated; the risk that the conditions to the arrangement are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the ability to achieve the expected benefits of the transaction; the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel, Inc. (“ShoreTel”) and the ability to recognize the anticipated benefits from the acquisition of ShoreTel; the anticipated size of the markets and continued demand for Mitel’s products and services; the impact of competitive products and pricing and disruption to the combined business that could result from the acquisition of ShoreTel; access to available financing on a timely basis and on reasonable terms; risks associated with the non-cash consideration received by Mitel in connection with the divestment of Mitel’s mobile business unit; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC and Canadian securities regulatory authorities on February 28, 2018. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Mitel Proprietary Information •	For Internal Use

Mitel Enters into Definitive Arrangement Agreement to be Acquired by Affiliates of Searchlight Capital Partners for $2.0 Billion. https://t.co/CLXtmTCFrw

NEWS RELEASE

OTTAWA, April 24, 2018

Mitel Enters into Definitive Arrangement Agreement to be Acquired by Affiliates of Searchlight Capital Partners for $2.0 Billion

•	Mitel shareholders to receive $11.15 per share in cash
•	Transaction provides immediate liquidity and certainty of value to Mitel shareholders
•	Purchase price represents a 24% premium over the 90-calendar-day weighted average price

Mitel® (Nasdaq:MITL) (TSX:MNW), a global leader in business communications, today announced that it has signed a definitive arrangement agreement to be acquired by an investor group led by affiliates of Searchlight Capital Partners, L.P. (“Searchlight”) in an all-cash transaction valued at approximately $2.0 billion, including Mitel’s net debt. Under the terms of the agreement, to be completed pursuant to a plan of arrangement, upon completion Mitel shareholders will receive $11.15 per common share in cash. This exceeds Mitel’s 52-week and last three-year-high price and represents a premium of approximately 24% to the 90-calendar-day volume-weighted average price of Mitel common shares through April 23, 2018. Upon completion of the transaction, Mitel will become a privately held company, which is expected to provide the company with additional flexibility to accelerate its move-to-the-cloud strategy.

The Mitel Board of Directors has unanimously determined that the transaction is in the best interests of Mitel and fair to Mitel shareholders, and will recommend that Mitel shareholders approve the arrangement.

Terry Matthews, Mitel Co-founder and Chairman, said, “Mitel has succeeded for 45 years because of persistent innovation and relentless focus on delivering shareholder value. Our Board determined that this transaction, upon closing, will deliver immediate, significant and certain cash value to our shareholders. It also affirms the tremendous value and market leadership of Mitel. We believe this transaction will provide Mitel with additional flexibility as a private company to pursue the company’s move-to-the-cloud strategy.”

Searchlight, a leading private investment firm with investments in North America and Europe, seeks out partnerships for its funds with leading corporations and businesses in which their capital and strategic support can enhance value.

“This transaction is an exciting next step in our multi-year transformation that has enabled Mitel to emerge as an industry leader in the largest markets in the world. As a private company, and with the strategic and capital support of the Searchlight funds, we will have greater flexibility to manage the transition in our market, accelerate our strategy, and drive the next phase of success for our customers, partners, and employees,” said Mitel CEO, Rich McBee.

The arrangement is not subject to a financing condition. The transaction is expected to close during the second half of 2018, subject to customary closing conditions, including receipt of shareholder, regulatory and court approvals. The arrangement agreement includes a 45-day “go-shop” period, which permits Mitel’s Board of Directors and advisors to actively solicit, evaluate and potentially enter into negotiations with parties that make alternative acquisition proposals through June 7, 2018. There can be no assurance that this process will result in a superior offer. Mitel does not intend to disclose developments with respect to the solicitation process unless and until the Board of Directors makes a determination requiring further disclosure.

Jefferies LLC is serving as financial advisor to Mitel. Paul, Weiss, Rifkind, Wharton & Garrison LLP and Osler, Hoskin & Harcourt LLP are serving as legal advisors to Mitel. National Bank Financial Inc. is serving as independent financial advisor to the Mitel Board of Directors and provided a fairness opinion to the Mitel Board of Directors on a fixed fee basis.

Evercore is serving as lead financial advisor to Searchlight. Wachtell, Lipton, Rosen & Katz and Goodmans LLP are serving as legal advisors to Searchlight. Credit Suisse, BMO Capital Markets and TD Securities Inc. have provided committed debt financing to an affiliate of Searchlight for the transaction and are also providing financial advisory services to Searchlight.

Mitel expects to issue a news release with its Q1 2018 results before markets open on May 3, 2018 but in light of entering into the arrangement agreement will not hold a Q1 2018 conference call.

Additional Information and Where to Find It

This communication may be deemed to be solicitation in respect of the arrangement. In connection with the arrangement, Mitel intends to file relevant materials with the SEC and Canadian securities regulatory authorities, including Mitel’s proxy statement on Schedule 14A and proxy circular. MITEL SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES, INCLUDING MITEL’S PROXY STATEMENT AND PROXY CIRCULAR,

BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website at www.sec.gov and the Canadian Securities Administrators’ website at www.sedar.com, and Mitel shareholders will receive information at an appropriate time on how to obtain documents free of charge from Mitel, which are not currently available.

Mitel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Mitel common shares in respect of the arrangement. Information about Mitel’s directors and executive officers is set forth in the proxy statement and proxy circular for Mitel’s 2018 Annual General Meeting of Shareholders, which was filed with the SEC and Canadian securities regulatory authorities on March 29, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and proxy circular regarding the arrangement when it becomes available.

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the ability to obtain required regulatory, shareholder and court approvals for the arrangement, the timing of obtaining such approvals and the risk that such approvals may not be obtained in a timely manner or at all, and the risk that such approvals may be obtained on conditions that are not anticipated; the risk that the conditions to the arrangement are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the ability to achieve the expected benefits of the transaction; the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel and the ability to recognize the anticipated benefits from the acquisition of ShoreTel; the anticipated size of the markets and continued demand for Mitel’s products and services; the impact of competitive products and pricing and disruption to the combined business that could result from the acquisition of ShoreTel; access to available financing on a timely basis and on reasonable terms;

risks associated with the non-cash consideration received by Mitel in connection with the divestment of Mitel’s mobile business unit; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC and Canadian securities regulatory authorities on February 28, 2018. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

About Mitel

A global market leader in business communications powering more than two billion business connections, Mitel (Nasdaq:MITL) (TSX:MNW) helps businesses and service providers connect, collaborate and provide innovative services to their customers. Our innovation and communications experts serve more than 70 million business users in more than 100 countries. For more information, go to www.mitel.com and follow us on Twitter @Mitel.

Mitel is the registered trademark of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

About Searchlight

Searchlight is a global private investment firm with offices in New York, London and Toronto. Searchlight seeks to invest in businesses where their long-term capital and strategic support accelerate value creation for all stakeholders. For more information, please visit www.searchlightcap.com.

MITL-F

Mitel Contact Information:

Investors

Michael McCarthy

469-574-8134

michael.mccarthy@mitel.com

Media – North America

Amy MacLeod

613-691-3317

amy.macleod@mitel.com

Camille Beasley

469-212-0433

camille.beasley@mitel.com

Media – EMEA

Sandrine Quinton

+33 (0)130 964 301

sandrine.quinton@mitel.com

Industry Analysts

Denise Hogberg

469-212-0434

denise.hogberg@mitel.com

Searchlight Contact Information:

Emily Melchior

212-293-3717

emelchior@searchlightcap.com